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                                                                  EXHIBIT 10.31

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             FIRST AMENDMENT TO PREFERRED STOCK PURCHASE AGREEMENT


                                      among


                            SPECTRASITE HOLDINGS,INC.


                                       and


               THE SEVERAL PURCHASERS NAMED IN SCHEDULES I, II,
                                III AND IV HERETO



                           Dated as of April 20, 1999





                Amending the Preferred Stock Purchase Agreement
                       Dated as of February 10, 1999 Among
                         SpectraSite Holdings, Inc. and
                     Certain of the Purchasers Named in Said
                           Schedules I, II, III and IV


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        FIRST AMENDMENT TO PREFERRED STOCK PURCHASE AGREEMENT

            FIRST AMENDMENT TO PREFERRED STOCK PURCHASE AGREEMENT dated as of April 20, 1999 (the "Amendment") among SpectraSite Holdings, Inc., a Delaware corporation (the "Company"), and the several purchasers named in Schedules I, II, III and IV hereto (such purchasers being sometimes hereinafter called individually a "Purchaser" and collectively the "Purchasers"), amending the Preferred Stock Purchase Agreement dated as of February 10, 1999 (the "Original Agreement") among the Company and the several purchasers named in Schedules I, II, III and IV thereto (collectively, the "Original Purchasers"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Original Agreement.

            WHEREAS pursuant to the terms of the Original Agreement, the Company agreed to issue and sell to the Original Purchasers an aggregate 46,136,795 shares of Series C Convertible Preferred Stock, $.001 par value (the "Series C Preferred Stock"), of the Company; and

            WHEREAS the Company and the Original Purchasers desire to increase the number of shares of Series C Preferred Stock being sold on the Closing Date to 46,286,795 shares of Series C Preferred Stock and to add certain Purchasers as parties to the Purchase Agreement; and

            WHEREAS the Purchasers, severally, wish to purchase the shares of Series C Preferred Stock being purchased by them hereunder, all on the terms and subject to the conditions hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                       I.

                      PURCHASE AND SALE OF PREFERRED STOCK

            SECTION 1.01 Issuance, Sale and Delivery of the Shares to the Purchasers. (a) As provided in Section 1.01 of the Original Agreement, subject to the terms and conditions set forth in the Original Agreement, on the Closing Date the Company shall issue, sell and deliver to the Purchasers, and each such Purchaser, acting severally and not jointly, shall purchase from the Company, the number of shares of Series C Preferred Stock set forth opposite the name of such Purchaser on Schedule I, Schedule II, Schedule III or Schedule IV hereto, as the case may be, under the heading "Number of Shares of Series C Preferred Stock," for a purchase price of $5.00 per share. On the Closing Date, the Company shall issue a certificate or certificates in definitive form, registered in the name of each Purchaser, representing the number of Shares purchased by

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such Purchaser.

            (b) As payment in full for the shares of Series C Preferred Stock being purchased by each Purchaser hereunder, and against delivery of the certificate or certificates therefor as aforesaid, on the Closing Date each Purchaser, acting severally and not jointly, shall transfer, by wire transfer of immediately available funds to an account designated by the Company, the amount set forth opposite the name of such Purchaser on Schedule I, Schedule II, Schedule III or Schedule IV hereto, as the case may be, under the caption "Aggregate Purchase Price".

            SECTION 1.02 Consents and Acknowledgments. (a) Each Original Purchaser hereby (i) consents to the increase in the number of shares of Series C Preferred Stock being sold on the Closing Date from 46,136,795 shares of Series C Preferred Stock to 46,286,795 shares of Series C Preferred Stock, (ii) acknowledges and agrees to the allocation of the shares of Series C Preferred Stock among the Purchasers as set forth in Schedules I, II, III and IV hereto and (iii) agrees that each Purchaser other than the Original Purchasers (each a "New Purchaser" and collectively the "New Purchasers") shall, upon execution of this Amendment, become a party to the Original Agreement, as modified and amended by this Amendment. Each New Purchaser hereby agrees that such New Purchaser shall become a party to the Original Agreement, as modified and amended by this Amendment, upon execution of this Agreement as aforesaid.

            (b) Each Purchaser hereby waives any preemptive rights it may have, whether under the existing Amended and Restated Certificate of Incorporation of the Company, the Second Amended and Restated Stockholders Agreement, or otherwise, to purchase any shares of the Company's capital stock (other than its right to purchase the shares of Series C Preferred Stock that it is purchasing pursuant to the Original Agreement as amended hereby) that it may have as a result of the issuance and sale of Series C Preferred Stock pursuant to the Original Agreement as amended hereby or pursuant to the Merger Agreement or as a result of the conversion of any such shares to shares of Common Stock of the Company.

            (c) The Company and each Original Purchaser agree that the Stockholders Agreement, Registration Rights Agreement and the Amended and Restated Certificate of Incorporation of the Company, each in the form attached to the Original Agreement, be amended as necessary to reflect the increase in the number of shares of Series C Preferred Stock and the addition of the New Purchasers. On the Closing Date, each of the Purchasers will execute and deliver the Stockholders Agreement and the Registration Rights Agreement as so amended.

            (d) The Company and each Original Purchaser hereby agree that the Original Agreement shall be deemed modified and amended to the extent required to give effect to the matters described in Section 1.02(a) and (b) above.


            SECTION 1.03 Additional Amendment. Section 7.01(c) of the Original

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Agreement is hereby amended to read in its entirety as follows:

            "(c) On the Closing Date, the Company shall pay transaction fees of $3,975,000 to WCA Management Corporation, $675,000 to J. H. Whitney & Co., $1,012,500 to CIBC WG Argosy Merchant Fund 2, L.L.C. and $112,500 to Co-Investment Merchant Fund 3, LLC by wire transfer of immediately available funds to the account designated by such entities."

                                       II.

                     CERTAIN REPRESENTATIONS AND WARRANTIES

            SECTION 2.01 Changes to the Company's Representations and Warranties in Article II of the Original Agreement. Section 2.03(e) of the Original Agreement is hereby amended to read in its entirety as follows:

            "(e) Immediately after the Closing, the authorized capital stock of the Company will consist of 165,749,625 shares, consisting of 95,000,000 shares of Common Stock, and 70,749,625 shares of Preferred Stock, $0.001 par value, consisting of 3,462,830 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock"), 7,000,000 shares of Series B Convertible Preferred Stock ("Series B Preferred Stock") and 60,286,795 shares of Series C Preferred Stock. Immediately after the Closing, after giving effect to the Nextel Transactions and assuming (y) no conversion of such shares prior to the Closing Date, and (z) the purchase by Stephen H. Clark of 225,000 shares of Common Stock, 3,436,135 shares of Common Stock (plus any shares issued pursuant to the exercise of options and warrants), 3,462,830 shares of Series A Preferred Stock, 7,000,000 shares of Series B Preferred Stock and 60,286,795 shares of Series C Preferred Stock will be issued and outstanding, all of which shares (i) will have been duly authorized and validly issued and (ii) will be fully paid and nonassessable and, in the case of the shares of Series C Preferred Stock issued hereunder, held of record by the Purchasers in the amounts set forth opposite the name of such Purchasers on Schedule I, Schedule II, Schedule III and Schedule IV hereto, as applicable, under the heading "Number of Shares of Series C Preferred Stock." In addition, immediately after the Closing there will be (i) 3,462,830 shares of Common Stock reserved for issuance by the Company upon the conversion of Series A Preferred Stock, (ii) 7,000,000 shares of Common Stock reserved for issuance by the Company upon the conversion of Series B Preferred Stock, (iii) 60,286,795 shares of Common Stock reserved for issuance by the Company upon the conversion of Series C Preferred Stock (subject, in the case of clauses (i), (ii) and (iii), to adjustment pursuant to the Amended and Restated Certificate of Incorporation), and (iv) 4,100,000 shares of Common Stock reserved for issuance pursuant to the exercise of stock options issuable in accordance with the terms of the Company Stock Plan. Schedule 2.03 hereto sets forth a list of options proposed to be granted on or following the Closing, to certain executives of the Company pursuant to the Company Stock Plan, which plan will be amended prior to the Closing."

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                                      III.

                                  MISCELLANEOUS

            SECTION 3.01 Entire Agreement; Modifications. This Amendment and the Original Agreement, as modified and amended hereby, constitute the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by the Company and a majority in interest (determined on the basis of amounts to be invested in the Company pursuant to the Original Agreement, as amended by this Amendment) of each of the WCAS Purchasers, the Whitney Purchasers and the CIBC Purchasers. This Agreement shall not be assigned by operation of law or otherwise without the consent of the other parties hereto.

            SECTION 3.02 Effect of Amendment. Except as expressly provided in this Amendment, nothing herein shall affect or be deemed to affect any provisions of the Original Agreement, and except only to the extent that they may be varied hereby, all of the terms of the Original Agreement shall remain unchanged and in full force and effect.

            SECTION 3.03 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            SECTION 3.04 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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            IN WITNESS WHEREOF, the Company and the Purchasers have executed this Amendment as of the day and year first above written.

                        SPECTRASITE HOLDINGS, INC.

                            By  /s/ David P. Tomick
                               ----------------------------
                            Name: David P. Tomick
                            Title: Chief Financial Officer

                        WELSH, CARSON, ANDERSON & STOWE VIII, L.P.
                        By WCAS VIII Associates, L.L.C.,
                                 General Partner

                             By  /s/ Laura VanBuren
                                ---------------------------
                             Managing Member

                        WCAS INFORMATION PARTNERS, L.P.

                              By  /s/ Laura VanBuren
                                 --------------------------
                                 General Partner


                        /s/ Kenneth Melkus
                        -----------------------------------
                        KENNETH MELKUS


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                        Patrick J. Welsh
                        Russell L. Carson
                        Bruce K. Anderson
                        Andrew M. Paul
                        Thomas E. McInerney
                        Laura M. VanBuren
                        Robert A. Minicucci
                        Anthony J. de Nicola
                        Paul B. Queally
                        Lawrence B. Sorrel
                        D. Scott Mackesy
                        Priscilla A. Newman
                        Rudolph E. Rupert

                        By  /s/ Laura M. VanBuren
                          -------------------------------
                                Laura M. VanBuren
                                Individually and
                                as Attorney-in-Fact


                        TRUST U/A DATED 11/26/84
                        FBO ERIC WELSH

                        By  /s/ Carol Ann Welsh
                          -------------------------------
                                Carol Ann Welsh
                                Trustee

                        TRUST U/A DATED 11/26/84
                        FBO RANDALL WELSH

                        By  /s/ Carol Ann Welsh
                          -------------------------------
                                Carol Ann Welsh
                                Trustee


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                        TRUST U/A DATED 11/26/84
                        FBO JENNIFER WELSH

                        By  /s/ Carol Ann Welsh
                           --------------------------------
                           Carol Ann Welsh
                           Trustee


                        J. H. WHITNEY III, L.P.
                        By: J. H. Whitney Equity Partners III, L.L.C., its General Partner


                        By  /s/ Michael Stone
                           --------------------------------
                           A Managing Member


                       WHITNEY STRATEGIC PARTNERS III, L.P.
                       By: J. H. Whitney Equity Partners III, L.L.C., its General Partner


                       By  /s/ Michael Stone
                          --------------------------------
                          A Managing Member


                       CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.


                       By  /s/ Dean C. Kehler
                          --------------------------------
                          Managing Director

                       CO-INVESTMENT MERCHANT FUND 3, LLC


                       By  /s/ Dean C. Kehler
                          --------------------------------
                          Managing Director


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                        THE NORTH CAROLINA ENTERPRISE FUND, L.P.
                        By: The North Carolina Enterprise Corporation, Its General Partner

                        By  /s/ Nancy P. Owens
                           ------------------------------------------
                             Name: Nancy P. Owens
                             Title: Senior Vice President


                       WALLER-SUTTON MEDIA PARTNERS, L.P.
                       By: Waller Sutton Media Partners, LLC

                       By  /s/ Andrew J. Armstrong, Jr.
                          ------------------------------------------
                              Name: Andrew J. Armstrong, Jr.
                              Title: Vice President


                        KITTY HAWK CAPITAL LIMITED PARTNERSHIP, IV
                        By: Kitty Hawk Partners LLC, IV

                        By  /s/ W. Chris Hegele
                          ------------------------------------------
                              Name: W. Chris Hegele
                              Title: Managing Member


                        FINLEY FAMILY LIMITED PARTNERSHIP


                        By /s/ Joe L. Bud Finley
                          ------------------------------------------
                              Name: Joe L. Bud Finley
                              Title: Managing General Partner


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                        EAGLE CREEK CAPITAL, L.L.C.

                        By /s/ Susan Rasinski
                          ------------------------------------------
                              Name: Susan Rasinski
                              Title: Managing Partner


                           /s/         David P. Tomick
                          ------------------------------------------
                                       DAVID P. TOMICK


                           /s/         Jack Jackman
                          ------------------------------------------
                                       JACK JACKMAN


                           /s/         Alton Eckert
                          ------------------------------------------
                                       ALTON ECKERT


                           /s/      William Gupton
                          ------------------------------------------
                                    WILLIAM GUPTON



                      THE PRICE FAMILY LIMITED PARTNERSHIP

                       By:  /s/ Michael J. Price
                          ------------------------------------------
                             Michael J. Price
                             General Partner


                        BENAKE LP

                       By:   /s/ Lynn Forester
                          ------------------------------------------
                              Lynn Forester
                              General Partner


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